UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2010

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8885 Rehco Road, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 398-3517 ext. 308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws.

On December 2, 2009 the Board of Directors of the Company adopted by resolution the AMENDED AND RESTATED  BY-LAWS  OF BIO-MATRIX SCIENTIFIC GROUP, INC. (“Amended Bylaws”) which are the Bylaws of the Company effective January 1, 2010.

Section 7 of Article V of the Amended  Bylaws which reads as follows:

“Notwithstanding any other provision in these By-Laws, the Corporation may adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates, including provisions for notice to purchasers in substitution for any required statements on certificates.”

 is, in the opinion of the Company, the only material difference between the Amended Bylaws and the Company’s previous Bylaws which had no comparable provision.

The description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws , which is attached hereto as Exhibit 3(ii) and incorporated herein by reference.

Item 9.01     Exhibits.

Exhibit No.    Description of Exhibit
3(ii)                Amended By-Laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: January 8, 2010